Filed pursuant to Rule 497(a)(1)

Registration No. 333-183530

Rule 482ad

Prospect Capital Corporation Announces Public Offering of Common Stock

NEW YORK, NY — (MARKET WIRE) — November 1, 2012 — Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”) announced today that it is offering 35,000,000 shares of its common stock.  Prospect will also grant the underwriters a 30-day option to purchase up to 5,250,000 additional shares.

The securities described above are being offered by Prospect pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on October 29, 2012.

Citigroup, Barclays, Deutsche Bank Securities and UBS Investment Bank are acting as joint book-running managers for this offering.

A preliminary prospectus supplement related to the offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov.  Copies of the preliminary prospectus supplement relating to these securities may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (telephone number: 1-800-831-9146); Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (telephone number: 1-888-603-5847); Deutsche Bank Securities Inc., Attn.: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, prospectus.cpdg@db.com (telephone: 1-800-503-4611); or UBS Securities LLC, Attn.: Prospectus Department, 299 Park Avenue, New York, New York 10171 (telephone number: 1-888-827-7275).

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer

grier@prospectstreet.com

(212) 448-9577